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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report set forth on page F-2 of this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File No. 333-2196, File No. 333-59291 and File No. 333-22675.

                                          Arthur Andersen, LLP

Boston, Massachusetts
March 26, 1999